Filed Pursuant to Rule 424(b)(3)
                                                    Registration No. 333-34648


PROSPECTUS SUPPLEMENT DATED DECEMBER 1, 2000

(To Prospectus filed on May 8, 2000)


                                PMC-SIERRA, INC.



                                   PROSPECTUS

                        1,716,072 Shares of Common Stock





         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.


--------------------------------------------------------------------------------
                                                                 Shares to be
                                                               Offered for the
   Selling Stockholders                                     Selling Stockholder
--------------------------------------------------------------------------------
Chase H&Q account of David A. Furneaux #H10-6686629             2,500

Chase H&Q account of James H. Furneaux #H40-6138891             2,500

Acton Congregational Church                                     1,100

Northeastern University                                           500